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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2003

BLYTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)
One East Weaver Street, Greenwich, Connecticut 06831 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 661-1926

Not Applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

  Attached as Exhibit 99.1 to this Form 8-K is a copy of a notice of restrictions on transactions in the stock of Blyth, Inc. given to the directors, officers and employees of Blyth, Inc on January 24, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.
Date: January 27, 2003	By:	/s/ BRUCE D. KREIGER
		Name:	Bruce D. Kreiger
		Title:	Vice President & General Counsel

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  Item 9. Regulation FD Disclosure
SIGNATURES